UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2005 (May 5, 2005)



                              BLUE INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


 Nevada                            000-32567                     52-2273215
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(State or other jurisdiction  (Commission File Number)   (IRS Employer
  of incorporation)                                          Identification No.)


   4878 Ronson Court, San Diego, CA                                   92111
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (858) 243-2615

            1480 Breakers West Blvd., Royal Palm Beach, Florida 33401
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         (Former name or former address, if changed since last report.)




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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

The purpose of this current report on Form 8-K is to report a change the Company's Certifying Accountant .


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 5, 2005 the Company was notified that Durland & Company, CPAs, PA was resigning as the Company's independent auditor.

     Durland & Company, CPAs, PA performed the audits for the two year period ended December 31, 2004, which did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified as to audit scope or accounting principles but did carry a modification as to going concern for the years ended December 31, 2004 and 2003.

     During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the May 5, 2005, resignation as the Company's independent auditors, there were no disagreements with Durland & Company, CPAs, PA, with respect to accounting or auditing issues of the type discussed in Item 304(a)(iv) of Regulation S-B.


ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On May 9, 2005, the Company's board of directors approved the engagement of the firm of Lawrence Scharfman & Company, 9608 Honey Bell Circle, Boynton Beach, Florida 33437 as the Company's independent auditors. Such appointment was accepted by Lawrence Scharfman of the firm.

     During the Registrant's two most recent fiscal years or any subsequent interim period prior to engaging Lawrence Scharfman & Company, the Company, or someone on the Company's behalf, had not consulted Lawrence Scharfman & Company regarding any of the accounting or auditing concerns stated in Item 304(a)(2) of Regulation S-B.

     On May 9, 2005 the Company provided Durland & Company, CPAs, PA with a copy of this disclosure and requested that it furnish a letter to the Company, addressed to the SEC, stating that it agreed with the statements made herein or the reasons why it disagreed.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits

     C. Exhibits

Exhibit
Number       Description
--------     -------------------------------
16.1  *      Durland & Company, CPAs, PA letter regarding change of accountant.

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*  Filed herewith.

                                   SIGNATURES

     In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                             Blue Industries, Inc.,
                              A Nevada Corporation
                            -------------------------
                                  (Registrant)



                                  By:   /s/ Roger E. Pawson
                                     ----------------------------
                                     Roger E. Pawson, President CEO and Director


Date: May 10, 2005